---------------------------------

                        Annual Report September 30, 1997

                        ---------------------------------

                                   OPPENHEIMER
                                   Global Fund


                                [GRAPHIC OMITTED]


                               [OPPENHEIMER LOGO]
                              Oppenheimer Funds(SM)
                             THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

o In Europe, France was a very good market for the kinds of companies we seek because businesses there are recognizing that they must expand their markets to grow.

o Our broad diversification, both geographically and across many economic sectors, has helped us to avoid disproportionately overweighting any single market or industry.


Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

11 Statement of Investments

22 Statement of
   Assets &
   Liabilities

24 Statement of Operations

25 Statements of Changes in
   Net Assets

26 Financial Highlights

28 Notes to Financial Statements

36 Independent Auditors' Report

37 Federal Income
   Tax Information

38 Shareholder Meeting

39 Officers & Trustees

40 Information & Services


---------------------------
Avg Annual Total Returns
---------------------------
For the 1-year period ended 9/30/97 without sales charges(1)

Class A
---------------------------
32.85%
---------------------------

Class B
---------------------------
31.77%
---------------------------

Class C
---------------------------
31.76%
---------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


2     Oppenheimer Global Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Global Fund

Dear shareholder,

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

     To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

     While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

     As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

     In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

     For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 7, 1997


                            3 Oppenheimer Global Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Global Fund has performed very well over the past twelve months, outperforming many of its peers. The Fund's Class A shares provided an average annual total return of 32.85%, without sales charges, for the one-year period ended September 30, 1997.(2) This return compares favorably with the Fund's benchmark, the Morgan Stanley Capital International World Index,(4) an unmanaged index of international stocks, which provided a 12.18% total return during the same period.

--------------------------
Avg Annual Total Returns
--------------------------

For the Period Ended 9/30/97(1)

Class A
 1 year  5 year  10 years
--------------------------
 25.21%  16.74%  10.71%
--------------------------

Class B
                 Since
 1 year  5 year  Inception
--------------------------
 26.77%   N/A    17.43%
--------------------------

Class C
                 Since
 1 year  5 year  Inception
--------------------------
 30.76%  N/A     21.73%
--------------------------

--------------------------
Cumulative Total Return
--------------------------
For the Period Ended 9/30/97(1)

Class A
 5 year
--------------------------
 116.82%         $21,682(3)
--------------------------


Growth of $10,000
Over five years
(without sales charges)(3)

o Oppenheimer Global Fund
  Class A shares

o MSCI World Index(4)

                                [GRAPHIC OMITTED]

            [The following table was represented as a mountain graph
                           in the printed materials.]

                               MSCI World Index(4)
                       Unit Value Base: Q3 92 = $10,000.00

               Q1            Q2           Q3            Q4
     92            --           --    $10,000.00     $9,923.73
     93    $10,723.59   $11,324.27    $11,806.26    $11,947.19
     94    $11,971.98   $12,280.53    $12,492.37    $12,348.32
     95    $12,869.02   $13,360.94    $14,049.24    $14,657.75
     96    $15,194.81   $15,574.45    $15,718.87    $16,376.14
     97    $16,362.50   $18,759.31    $19,233.28            --

                     Oppenheimer Global Fund Class A Shares
                       Unit Value Base: Q3 92 = $10,000.00

               Q1            Q2           Q3            Q4
     92            --           --    $10,000.00     $9,614.65
     93     $9,990.74   $10,491.14    $11,767.24    $13,713.30
     94    $13,359.70   $13,199.73    $14,025.89    $13,287.35
     95    $13,541.10   $14,477.17    $15,325.83    $15,491.01
     96    $16,250.22   $16,902.90    $17,315.81    $18,204.93
     97    $18,988.53   $21,222.79    $23,004.56            --

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/22/69. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 8/17/93). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 10/2/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% distribution fee, and Class A shares are subject to an annual asset-based sales charge not to exceed 0.25%.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. These results reflect changes in share price and income distributions reinvested, but not sales charges.


                           4 Oppenheimer Global Fund

Portfolio review
--------------------------------------------------------------------------------
Oppenheimer Global Fund is designed for investors seeking long-term capital appreciation from growth companies worldwide.

What We Look For
o  Stocks of small, medium and large growth-oriented companies worldwide.
o  Companies that stand to benefit from one or more global growth trends.
o Businesses with strong competitive positions and high demand for their products or services.

Top Ten Stock Holdings(5)
--------------------------------------------------------------------------------
 Nintendo Co. Ltd.          3.9%    QUALCOMM, Inc.                2.8%
--------------------------------------------------------------------------------
 Societe Generale           3.2     Cie Financiere de Paribas     2.6
--------------------------------------------------------------------------------
 Wella AG, Preference       3.1     Cap Gemini SA                 2.5
--------------------------------------------------------------------------------
 UBS, Bearer                2.9     Adecco SA                     2.0
--------------------------------------------------------------------------------
 Porsche AG, Preference     2.9     Rolls-Royce plc               2.0
--------------------------------------------------------------------------------

Ten Largest Country Holdings(5)
--------------------------------------------------------------------------------
 United States              35.9%   Switzerland                   6.1%
--------------------------------------------------------------------------------
 France                     11.3    Brazil                        2.9
--------------------------------------------------------------------------------
 Great Britain              11.0    Italy                         1.8
--------------------------------------------------------------------------------
 Germany                    6.4     Mexico                        1.8
--------------------------------------------------------------------------------
 Japan                      6.4     Canada                        1.7
--------------------------------------------------------------------------------


Industry Allocation
(Percent of common stock)(5)

[GRAPHIC OMITTED]

[PIE CHART]

o  Banks               19.8%
o  Telecommunications/
   Technology           8.8
o  Industrial Services  6.7
o  Healthcare/
   Pharmaceutical       6.3
o  Leisure &
   Entertainment        5.9
o  Electronics          4.9
o  Energy Services
   & Producers          4.4
o  Diversified
   Financial            4.4
o  Autos & Housing      3.8
o  Beverages            3.8
o  Other               31.2


3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992.
4. The Morgan Stanley Capital International World Index is an unmanaged broad-based index of foreign and domestic stocks including reinvestment of dividends, and cannot be purchased directly by investors.
5. Portfolio is subject to change. Percentages are as of September 30, 1997 and are based on total market value of stock holdings.


                           5 Oppenheimer Global Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the 12-month period ended September 30, 1997?

The Fund's Class A shares provided an average annual total return of 32.85%, without sales charges, for the one-year period ended September 30, 1997.(1) This return compares favorably with the Fund's benchmark, the Morgan Stanley Capital International World Index, which provided a 12.18% total return during the same period.(2)

How have the major international markets performed over the past year?

Many international stock markets have done well, but a strong U.S. dollar relative to many foreign currencies has somewhat eroded those gains for U.S. shareholders.

      In Europe, we've seen strong stock market performance in the United Kingdom, where the recent change in government was viewed positively by investors. In fact, shares on the London exchange approached all-time highs in 1997, in large part because investors there seemed more optimistic about the United Kingdom's participation in the European Monetary Union. The rest of Europe appears to be in the early stages of an economic recovery, and many of their stock markets have reflected the likelihood of higher corporate earnings. In addition, European companies are just beginning to restructure in the same way that U.S. companies have been doing for years, a process viewed positively by investors throughout the European continent.

      Japan's stock market continued to perform poorly in the face of a persistent banking crisis and economic recession. While the Japanese stock market showed brief

1. lncludes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. The Morgan Stanley Capital International World Index is an unmanaged broad-based index of foreign and domestic stocks including reinvestment of dividends, and cannot be purchased directly by investors.

-----------------
"European
companies are
just beginning to
restructure."


                           6 Oppenheimer Global Fund

[PHOTO]

Portfolio Management
Team (l to r)
Frank Jennings
William Wilby
(Fund Manager)
George Evans

signs of renewed life earlier this year, higher value-added-tax rates ultimately extinguished the start of an economic recovery, and as a result, stocks fell.

      The emerging markets of Asia and the Pacific Rim have done poorly. In Asia, there have been sharp sell-offs in the emerging "Tiger" markets of Thailand, Malaysia, the Philippines and others so far this year. These nations are struggling with a currency crisis caused in part by high levels of borrowing which resulted in the overbuilding of commercial and industrial real estate. The low levels of capacity in virtually every manufacturing sector are causing a high default rate on these loans.

Which investments have done particularly well during the period?

One of our best-performing positions has been Porsche AG in Germany. It has more than doubled in the past year, and it was one of the Fund's largest positions. Nintendo Co. Ltd. in Japan has also done quite well, despite the poor local market environment, because of the popularity of its new electronic game system throughout the world. We also did quite well in some U.S. stocks, including leaders in the computer and semiconductor industries. In Europe, we've found France to be a very good market for the kinds of companies we seek because businesses there are recognizing that they must expand their markets to grow. Similarly, certain Scandinavian stocks have done well by exploiting niche markets where they dominate. In Latin America, Brazilian telecommunications leader Telebras has been a productive holding as the rapid expansion of telephone service continues.


                           7 Oppenheimer Global Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

-----------------
"We evaluate
opportunities on
a company-by-
company basis..."

What investments were disappointments?

The holdings that disappointed us most are those that have not yet realized the potential we see in them. For example, Rolls-Royce plc in Great Britain has not done particularly well, although we continue to like it for its fundamentals. While the Rolls-Royce automobile is famous worldwide, fewer people know that they are also leaders in the manufacture of airplane engines. Because the company makes most of its money off spare parts rather than the sales of entire airplane engines, higher engine sales tend to reduce profit margins. Yet, higher airplane engine sales position the company well for long-term earnings growth because the installed base of customers requiring spare parts has grown. Therefore, we continue to hold Rolls-Royce as one of the top ten holdings in the Fund.

How do you find suitable candidates for the Fund?

We evaluate opportunities on a company-by-company basis rather than attempting to identify broad markets, industries or economies for investment. We focus on both large- and medium-sized companies because we think mid-sized businesses are most likely to become the blue-chip stocks of the future.

      OppenheimerFunds employs a team approach to fundamental securities analysis. We look for companies with solid historical earnings growth, strong track records, skillful managements and bright prospects for future earnings growth. What's more, these stocks should be selling at reasonable prices because we don't want to overpay for growth. We supplement our analyses by personally visiting companies and their managers, which we find exceptionally valuable. We then select the best suggestions from around the world to construct the Fund's portfolio.


                           8 Oppenheimer Global Fund

-------------------
"...rather than
attempting to
identify broad
markets, industries
or economies for
investment."

      We're careful, however, not to disproportionately overweight any single market or industry. We emphasize diversification as part of our risk management discipline. Accordingly, we have been broadly diversified both geographically and across economic sectors.

What is your outlook for the international markets over the foreseeable future?

Our overall long-term outlook is favorable from a fundamental perspective, but we remain cautious with regard to certain individual markets. However, we think that the international markets' performance will probably be closely linked to that of the U.S. stock market, with the exception of Japan, which tends to move independently.

      In Europe, we're optimistic because the region's markets are still considerably behind the United States in the business cycle. We think that moderate economic growth and the trend toward restructuring should help these companies grow earnings--much as U.S. companies have grown over the past several years. In Asia, on the other hand, we don't see an immediate end to the current problems in Japan or the "Tiger markets." If these markets sell off much further, they may provide opportunities to buy good businesses inexpensively. In Latin America, we believe that deregulation should continue to benefit companies that have established leadership positions in their industries. As investors look for compelling opportunities outside the United States, we expect more money to filter into the emerging markets of Latin America, which should help the upward momentum continue. Regardless of where the best opportunities may be found, we expect that our rigorous growth-oriented approach will help ensure that we own attractive investments in those markets.


                           9 Oppenheimer Global Fund

Financials
-------------------------------------------------------------------------------


                           10 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments September 30, 1997
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
===============================================================================
Common Stocks--91.2%
-------------------------------------------------------------------------------
Basic Materials--2.2%
-------------------------------------------------------------------------------
Chemicals--0.6%
Minerals Technologies, Inc.                            585,000     $ 26,069,062
-------------------------------------------------------------------------------
Gold & Platinum--0.8%
Newmont Mining Corp.(1)                                750,000       33,703,125
-------------------------------------------------------------------------------
Metals--0.8%
Cia de Minas Buenaventura SA, Sponsored ADR(1)         587,500       11,235,937
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B            757,500       21,825,469
                                                                   ------------
                                                                     33,061,406

-------------------------------------------------------------------------------
Consumer Cyclicals--12.6%
-------------------------------------------------------------------------------
Autos & Housing--3.5%
Brazil Realty SA, GDR(1)(2)                            200,000        5,549,561
-------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA               4,377,661       19,484,216
-------------------------------------------------------------------------------
Porsche AG, Preference                                  67,500      116,946,847
-------------------------------------------------------------------------------
Solidere, GDR(1)                                       540,000        9,031,500
                                                                   ------------
                                                                    151,012,124

-------------------------------------------------------------------------------
Leisure & Entertainment--5.4%
Applebee's International, Inc.                          30,000          750,000
-------------------------------------------------------------------------------
Callaway Golf Co.(1)                                   959,500       33,462,562
-------------------------------------------------------------------------------
Casa Ole Restaurants, Inc.(3)                           53,500          361,125
-------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(3)                             60,000        2,287,500
-------------------------------------------------------------------------------
CKE Restaurants, Inc.                                   49,600        2,083,200
-------------------------------------------------------------------------------
International Game Technology                        1,500,000       34,125,000
-------------------------------------------------------------------------------
Nintendo Co. Ltd.(1)                                 1,650,900      154,519,710
-------------------------------------------------------------------------------
Resorts World Berhad                                 2,804,000        6,141,630
-------------------------------------------------------------------------------
Signature Resorts, Inc.(1)(3)                           20,000          950,000
                                                                   ------------
                                                                    234,680,727

-------------------------------------------------------------------------------
Media--1.1%
Bemrose Corp. plc                                      150,000        1,022,549
-------------------------------------------------------------------------------
Grupo Radio Centro SA de CV, Sponsored ADR             131,000        2,267,937
Grupo Televisa SA, Sponsored GDR(1)(2)(3)            1,146,000       41,041,125
-------------------------------------------------------------------------------
NRJ SA                                                   6,500          882,048
-------------------------------------------------------------------------------
Reed International plc                                 165,400        1,408,078
-------------------------------------------------------------------------------
Roto Smeets de Boer                                     30,000        1,265,197
                                                                   ------------
                                                                     47,886,934


                           11 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments (Continued)
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
===============================================================================
Retail: General--1.5%
Credit Saison Co. Ltd.(1)                            1,000,000     $ 27,168,053
-------------------------------------------------------------------------------
Galeries Lafayette                                       4,201        2,074,930
-------------------------------------------------------------------------------
PT Matahari Putra Prima                             15,599,000        5,383,090
-------------------------------------------------------------------------------
Sonae Investimentos                                    728,000       28,791,367
-------------------------------------------------------------------------------
Wolverine World Wide, Inc.                              54,000        1,363,500
                                                                   ------------
                                                                     64,780,940

-------------------------------------------------------------------------------
Retail: Specialty--1.1%
Central Garden & Pet Co.(1)(3)                          30,000          922,500
-------------------------------------------------------------------------------
Giordano International Ltd.                         22,160,000       14,317,991
-------------------------------------------------------------------------------
Linens `N Things, Inc.(3)                               20,000          670,000
-------------------------------------------------------------------------------
Party City Corp.(3)                                     30,000          787,500
-------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(3)                          30,000          941,250
-------------------------------------------------------------------------------
RDO Equipment Co., Cl. A(3)                             50,000        1,150,000
-------------------------------------------------------------------------------
Reebok International Ltd.(3)                           399,700       19,460,394
-------------------------------------------------------------------------------
Wolford AG                                              87,200        7,871,005
                                                                   ------------
                                                                     46,120,640

-------------------------------------------------------------------------------
Consumer Non-Cyclicals--15.5%
-------------------------------------------------------------------------------
Beverages--3.4%
Al-Ahram Beverages Co., GDR(1)(2)(3)                    30,000          945,000
-------------------------------------------------------------------------------
Cadbury Schweppes plc                                4,000,000       38,575,797
-------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                   23,800,000       18,182,698
-------------------------------------------------------------------------------
Fomento Economico Mexicano SA de CV,
Cl. B, Sponsored ADR(1)                              2,600,000       22,403,420
-------------------------------------------------------------------------------
Guinness plc                                         4,500,000       42,489,108
-------------------------------------------------------------------------------
Remy Cointreau                                          81,428        1,578,537
-------------------------------------------------------------------------------
Serm Suk Public Co. Ltd.                                31,000          502,148
-------------------------------------------------------------------------------
South African Breweries Ltd.                           888,500       25,773,657
                                                                   ------------
                                                                    150,450,365

-------------------------------------------------------------------------------
Food--1.0%
Cresud SA, Sponsored ADR(1)(3)                         350,000        7,568,750
-------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.              36,683,456       34,849,283
-------------------------------------------------------------------------------
Disco SA, Sponsored ADR(3)                              52,700        2,424,200
-------------------------------------------------------------------------------
JP Foodservice, Inc.(1)(3)                              20,000          630,000
                                                                   ------------
                                                                     45,472,233

-------------------------------------------------------------------------------
Healthcare/Drugs--5.8%
Amgen, Inc.(3)                                         700,000       33,556,250
-------------------------------------------------------------------------------
Appligene Oncor SA(3)                                   60,000          384,342
-------------------------------------------------------------------------------
BioChem Pharma, Inc.(1)(3)                           1,097,500       34,571,250
-------------------------------------------------------------------------------


                           12 Oppenheimer Global Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
===============================================================================
Healthcare/Drugs  (continued)
Biocompatibles International plc(3)                    204,865     $  2,118,012
-------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(1)(3)                        15,000          654,375
-------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)(3)               1,354,270       40,289,532
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(3)                               422,200       18,735,125
-------------------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR                    1,000,000       44,937,500
-------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(3)                         15,000        1,260,000
-------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A(3)                        68,000        1,572,500
-------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B(3)                        53,000        1,199,125
-------------------------------------------------------------------------------
Marseille-Kliniken AG                                  105,000        2,146,149
-------------------------------------------------------------------------------
Novartis AG                                             45,000       69,098,674
-------------------------------------------------------------------------------
Oxford Molecular Group plc(3)                          285,714        1,333,859
-------------------------------------------------------------------------------
Tiger Medicals Ltd.                                    493,000          470,437
                                                                   ------------
                                                                    252,327,130

-------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.4%
AmeriSource Health Corp., Cl. A(3)                      30,000        1,753,125
-------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino(3)(4)(5)            1,800       16,485,894
-------------------------------------------------------------------------------
Concentra Managed Care, Inc.(3)                         25,000          882,812
-------------------------------------------------------------------------------
Gehe AG                                                280,000       15,298,493
-------------------------------------------------------------------------------
Norland Medical Systems, Inc.(1)(3)                     50,000          443,750
-------------------------------------------------------------------------------
Omnicare, Inc.                                          15,000          487,500
-------------------------------------------------------------------------------
Parexel International Corp.(1)(3)                       27,200        1,074,400
-------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(3)                        15,000          661,875
-------------------------------------------------------------------------------
Quintiles Transnational Corp.(1)(3)                    236,392       19,916,026
-------------------------------------------------------------------------------
Rural/Metro Corp.(3)                                     6,800          207,400
-------------------------------------------------------------------------------
Serologicals Corp.(3)                                   35,000          796,250
-------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(3)                   35,000        1,172,500
-------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(3)                      16,000          800,000
-------------------------------------------------------------------------------
United States Surgical Corp.                         1,502,700       43,860,056
                                                                   ------------
                                                                    103,840,081

-------------------------------------------------------------------------------
Household Goods--2.9%
Wella AG, Preference(5)                                163,000      124,313,564
-------------------------------------------------------------------------------
Tobacco--0.0%
PT Hanjaya Mandala Sampoerna                           600,000        1,242,331

-------------------------------------------------------------------------------
Energy--6.1%
-------------------------------------------------------------------------------
Energy Services & Producers--4.0%
Cie Generale de Geophysique SA(3)                       27,500        3,754,922
-------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR(1)                          645,000       36,281,250
-------------------------------------------------------------------------------
Gazprom, ADR(1)(2)                                     421,200       10,572,120


                           13 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments (Continued)
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Energy Services & Producers  (continued)
Global Marine, Inc.(3)                               1,435,000     $ 47,713,750
-------------------------------------------------------------------------------
Smedvig AS, Series B                                   100,000        2,975,603
-------------------------------------------------------------------------------
Transocean Offshore, Inc.                            1,003,098       48,086,010
-------------------------------------------------------------------------------
Western Atlas, Inc.(3)                                 300,700       26,461,600
                                                                   ------------
                                                                    175,845,255

-------------------------------------------------------------------------------
Oil-Integrated--2.1%
British Petroleum Co. plc, ADR                         389,202       35,344,407
-------------------------------------------------------------------------------
Expro International Group plc                          340,000        2,965,878
-------------------------------------------------------------------------------
Lukoil Oil Co., Sponsored ADR(1)                       190,000       18,662,769
-------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                 100,000,000       28,113,876
-------------------------------------------------------------------------------
Saga Petroleum AS, Cl. A                               400,000        8,461,431
                                                                   ------------
                                                                     93,548,361

-------------------------------------------------------------------------------
Financial--23.7%
-------------------------------------------------------------------------------
Banks--18.0%
Amalgamated Banks of South Africa Ltd.(3)              700,000        4,766,758
-------------------------------------------------------------------------------
Banco Bradesco SA, Preference                    3,354,116,632       34,901,084
-------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA,
Sponsored ADR(1)                                       662,055       21,640,923
-------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones SA,
Cl. E                                                  313,900       14,047,025
-------------------------------------------------------------------------------
Bankers Trust New York Corp.(1)                        400,000       49,000,000
-------------------------------------------------------------------------------
Banque Libanaise Pour Le Comm SAL, GDR,
Cl. B(3)                                               230,000        5,635,000
-------------------------------------------------------------------------------
Barclays plc                                         2,025,561       54,598,178
-------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                            200,000       23,600,000
-------------------------------------------------------------------------------
Cie Financiere de Paribas, Series A                  1,400,000      103,839,814
-------------------------------------------------------------------------------
Citicorp                                                50,000        6,696,875
-------------------------------------------------------------------------------
Credito Italiano                                    15,358,075       41,698,959
-------------------------------------------------------------------------------
Deutsche Bank AG                                       520,000       36,508,025
-------------------------------------------------------------------------------
HSBC Holdings plc                                      500,000       16,734,475
-------------------------------------------------------------------------------
Industrial Finance Corp.                             7,386,499        9,614,645
-------------------------------------------------------------------------------
Merita Ltd., Cl. A                                  12,000,000       56,976,069
-------------------------------------------------------------------------------
National Westminister Bank plc                       2,277,600       34,456,076
-------------------------------------------------------------------------------
Northern Trust Corp.                                   121,600        7,189,600
-------------------------------------------------------------------------------
PT Pan Indonesia Bank                               13,563,000        3,952,408
-------------------------------------------------------------------------------
Societe Generale                                       890,900      129,004,635
-------------------------------------------------------------------------------
UBS, Bearer                                            100,000      116,989,185
-------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA,
Sponsored GDR Representing 500 Units of
one Preferred Share of Unibanco and one
Preferred Share of Unibanco Holdings SA(1)(3)          430,000       15,748,750
                                                                   ------------
                                                                    787,598,484


                           14 Oppenheimer Global Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Diversified Financial--4.0%
American Express Co.                                   400,000     $ 32,750,000
-------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                  400,000       24,900,000
-------------------------------------------------------------------------------
Credicorp Ltd.                                          56,400        1,071,600
-------------------------------------------------------------------------------
Egypt Investment Co.(3)                                 96,500        1,459,563
-------------------------------------------------------------------------------
Fannie Mae                                             800,000       37,600,000
-------------------------------------------------------------------------------
First NIS Regional Fund(2)(3)                        1,320,000       25,740,000
-------------------------------------------------------------------------------
First Russian Frontiers Trust plc(3)                    74,667        1,881,629
-------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                 134,280       12,114,697
-------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of
India Ltd., GDR(2)                                   1,928,200       30,851,200
-------------------------------------------------------------------------------
ING Groep NV                                            77,500        3,560,596
-------------------------------------------------------------------------------
Manhattan Card Co. Ltd.                              2,500,000          969,178
-------------------------------------------------------------------------------
Van Der Hoop Effektenbank NV                           149,677        1,542,353
-------------------------------------------------------------------------------
Wing Hang Bank Ltd.                                    300,000        1,310,329
                                                                   ------------
                                                                    175,751,145

-------------------------------------------------------------------------------
Insurance--1.7%
American International Group, Inc.(7)                  300,000       30,956,250
-------------------------------------------------------------------------------
CapMAC Holdings, Inc.                                   30,000          969,375
-------------------------------------------------------------------------------
Ockham Holdings plc                                  1,200,000        1,453,862
-------------------------------------------------------------------------------
Reinsurance Australia Corp. Ltd.                     3,592,154        9,780,528
-------------------------------------------------------------------------------
Skandia Forsakrings AB                                 667,500       29,842,903
                                                                   ------------
                                                                     73,002,918

-------------------------------------------------------------------------------
Industrial--8.6%
-------------------------------------------------------------------------------
Electrical Equipment--0.1%
Crompton Greaves Ltd., GDR                              70,000          164,500
-------------------------------------------------------------------------------
LEM Holdings SA(5)                                      25,000        6,059,475
                                                                   ------------
                                                                      6,223,975

-------------------------------------------------------------------------------
Industrial Materials--0.0%
HI Cement Corp.(2)                                   2,592,000          226,375
-------------------------------------------------------------------------------
Industrial Services--6.1%
Adecco SA                                              200,000       80,563,476
-------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A(3)                                                40,000          990,000
-------------------------------------------------------------------------------
Atos SA(3)                                             130,000       14,068,946
-------------------------------------------------------------------------------
BAU Holding AG                                             500           32,704
-------------------------------------------------------------------------------
BAU Holdings AF, Preference                             12,000          603,395
-------------------------------------------------------------------------------
BTG plc                                                250,000        2,948,108
-------------------------------------------------------------------------------
Culligan Water Technologies, Inc.(3)                    20,000          920,000
-------------------------------------------------------------------------------
Fugro NV                                               103,225        3,606,156


                           15 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments (Continued)
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Industrial Services  (continued)
Grupo Elektra SA de CV, CPO                            792,600     $ 12,807,225
-------------------------------------------------------------------------------
IHC Caland NV                                          500,000       31,541,952
-------------------------------------------------------------------------------
May & Speh, Inc.(3)                                     50,000          693,750
-------------------------------------------------------------------------------
MRC Allied Industries, Inc.(3)                      12,500,000          742,357
-------------------------------------------------------------------------------
PT Citra Marga Nusaphala Persada                     8,959,500        2,748,313
-------------------------------------------------------------------------------
Rental Service Corp.(3)                                 40,000          897,500
-------------------------------------------------------------------------------
Rentokil Group plc                                   6,834,700       28,430,027
-------------------------------------------------------------------------------
Serco Group plc                                        200,000        2,697,721
-------------------------------------------------------------------------------
Service Experts, Inc.(3)                                25,000          676,563
-------------------------------------------------------------------------------
VBH Holding AG                                         368,100        6,314,977
-------------------------------------------------------------------------------
West TeleServices Corp.(1)(3)                           40,000          600,000
-------------------------------------------------------------------------------
WPP Group plc                                       16,800,000       75,852,811
                                                                   ------------
                                                                    267,735,981

-------------------------------------------------------------------------------
Manufacturing--2.1%
Bombardier, Inc., Cl. B                              1,977,900       40,051,405
-------------------------------------------------------------------------------
Chicago Miniature Lamp, Inc.(3)                         16,000          532,000
-------------------------------------------------------------------------------
Powerscreen International plc                        2,760,674       33,045,621
-------------------------------------------------------------------------------
PRI Automation, Inc.(3)                                 20,000        1,170,000
-------------------------------------------------------------------------------
Societe BIC SA                                         200,000       14,800,545
-------------------------------------------------------------------------------
U.S. Filter Corp.(1)(3)                                 40,000        1,722,500
                                                                   ------------
                                                                     91,322,071

-------------------------------------------------------------------------------
Transportation--0.3%
Guangshen Railway Co. Ltd., Sponsored ADR              791,200       13,598,750
-------------------------------------------------------------------------------
Koninklijke Van Ommeren NV                              30,394        1,280,285
                                                                   ------------
                                                                     14,879,035

-------------------------------------------------------------------------------
Technology--21.3%
-------------------------------------------------------------------------------
Aerospace/Defense--1.8%
Rolls-Royce plc                                     19,351,756       80,027,810
-------------------------------------------------------------------------------
Computer Hardware--2.6%
Eidos plc(3)                                           102,500        1,324,630
-------------------------------------------------------------------------------
Imagineer Co. Ltd.                                         400            4,042
-------------------------------------------------------------------------------
International Business Machines Corp.                  700,000       74,156,250
-------------------------------------------------------------------------------
Iomega Corp.(1)(3)                                   1,300,000       33,962,500
-------------------------------------------------------------------------------
PT Multipolar Corp.(3)                              35,089,600        4,305,472
                                                                   ------------
                                                                    113,752,894


                           16 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments (Continued)
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Computer Software--4.3%
Aspen Technologies, Inc.(3)                              7,300     $    256,413
-------------------------------------------------------------------------------
Cap Gemini SA(1)                                     1,520,000       98,647,824
-------------------------------------------------------------------------------
Engineering Animation, Inc.(3)                          44,300        1,688,938
-------------------------------------------------------------------------------
First Data Corp.(1)                                    376,000       14,123,500
-------------------------------------------------------------------------------
Global DirectMail Corp.(3)                              20,000          447,500
-------------------------------------------------------------------------------
Integrated Measurement Systems, Inc.(3)                 40,000          720,000
-------------------------------------------------------------------------------
McAfee Associates, Inc.(1)(3)                           15,000          795,000
-------------------------------------------------------------------------------
Microsoft Corp.(3)                                     250,000       33,078,125
-------------------------------------------------------------------------------
Misys (Jersey) Ltd.(3)                                 286,074        7,186,036
-------------------------------------------------------------------------------
Misys plc                                            1,001,260       25,151,150
-------------------------------------------------------------------------------
National Instruments Corp.(3)                           30,000        1,391,250
-------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR(3)           15,000        1,053,750
-------------------------------------------------------------------------------
SPSS, Inc.(3)                                           20,000          572,500
-------------------------------------------------------------------------------
Viasoft, Inc.(3)                                        10,000          495,000
-------------------------------------------------------------------------------
Visio Corp.(3)                                          40,000        1,670,000
                                                                   ------------
                                                                    187,276,986

-------------------------------------------------------------------------------
Electronics--4.5%
Austria Mikro Systeme International AG                  18,200        1,284,136
-------------------------------------------------------------------------------
BENCHMARQ Microelectronics, Inc.(1)(3)                  20,000          445,000
-------------------------------------------------------------------------------
Intel Corp.                                            200,000       18,462,500
-------------------------------------------------------------------------------
Keyence Corp.                                          220,000       30,795,982
-------------------------------------------------------------------------------
National Semiconductor Corp.(3)                      1,000,000       41,000,000
-------------------------------------------------------------------------------
Pittway Corp., Cl. A                                    20,000        1,298,750
-------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1)(3)                  245,500       23,046,313
-------------------------------------------------------------------------------
Sony Corp.(1)                                          800,000       75,540,440
-------------------------------------------------------------------------------
Unit Trust of India-Masterplus 91(3)                 5,000,000        2,495,158
                                                                   ------------
                                                                    194,368,279

-------------------------------------------------------------------------------
Telecommunications-Technology--8.1%
Alcatel Alsthom SA                                     600,000       79,801,572
-------------------------------------------------------------------------------
Ascend Communications, Inc.(1)(3)                      400,000       12,950,000
-------------------------------------------------------------------------------
Cisco Systems, Inc.(3)                                 248,000       18,119,500
-------------------------------------------------------------------------------
Millicom International Cellular SA(3)                  408,200       21,328,450
-------------------------------------------------------------------------------
Newbridge Networks Corp.(3)                            600,000       35,925,000
-------------------------------------------------------------------------------
QUALCOMM, Inc.(1)(3)                                 1,775,800      113,096,263
-------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                     47,154       30,266,323
-------------------------------------------------------------------------------
Telecom Italia Mobile SpA                           10,000,000       39,825,581
                                                                   ------------
                                                                    351,312,689


                           17 Oppenheimer Global Fund

-------------------------------------------------------------------------------
Statement of Investments (Continued)
-------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
-------------------------------------------------------------------------------
Utilities--1.2%
-------------------------------------------------------------------------------
Electric Utilities--0.0%
First Philippine Holdings Corp., B Shares              875,000     $    738,718
-------------------------------------------------------------------------------
Telephone Utilities--1.2%
CPT Telefonica del Peru SA, Cl. B                   11,599,949       27,386,218
-------------------------------------------------------------------------------
McLeodUSA, Inc., Cl. A(3)                               10,000          394,375
-------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Preference        200,000,000       25,831,067
                                                                   ------------
                                                                     53,611,660
                                                                   ------------
Total Common Stocks (Cost $2,861,589,477)                         3,982,183,298

===============================================================================
Preferred Stocks--0.2%
-------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und
Partner AG, Non-Vtg.
Preferred Stock (Cost $1,507,735)                       27,200        6,560,574

                                                      Units
-------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------
American Satellite Network, Inc. Wts.,
Exp. 6/99                                               51,750               --
-------------------------------------------------------------------------------
PerSeptive Biosystems, Inc., Cl. A Wts.,
Exp. 12/97                                              40,110               --
-------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                1,937,571           89,152
                                                                   ------------
Total Rights, Warrants and Certificates
(Cost $261,332)                                                          89,152

                                                      Face
                                                      Amount
===============================================================================
U.S. Government Obligations--6.2%
-------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, Zero Coupon:
6.98%, 11/15/18(8)                               $ 216,900,000       55,029,240
6.93%, 2/15/19(8)                                  216,700,000       53,981,036
6.93%, 8/15/19(1)(8)                               452,300,000      109,067,615
6.44%, 8/15/25(1)(8)                               295,000,000       50,143,473
                                                                   ------------
Total U.S. Government Obligations
(Cost $253,751,674)                                                 268,221,364

===============================================================================
Convertible Corporate Bonds and Notes--0.0%
-------------------------------------------------------------------------------
Mahindra & Mahindra Ltd., 5% Cv. Bonds, 7/9/01
(Cost $1,754,562)                                    1,675,000        1,817,375

===============================================================================
Short-Term Notes--3.4%
-------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.51%, 10/24/97(9)        50,000,000       49,823,986
-------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.54%,
10/17/97(9)                                         50,000,000       49,877,556
-------------------------------------------------------------------------------
Goldman Sachs Group, LP, 5.53%, 10/7/97(9)          50,000,000       49,954,083
                                                                   ------------
Total Short-Term Notes (Cost $149,655,625)                          149,655,625


                           18 Oppenheimer Global Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                      Face          Market Value
                                                      Amount        See Note 1
===============================================================================
Repurchase Agreements--1.6%
-------------------------------------------------------------------------------
Repurchase agreement with Goldman, Sachs & Co.,
6.125%, dated 9/30/97, to be repurchased at
$68,911,723 on 10/1/97, collateralized by U.S.
Treasury Nts., 5.125%-9.125%, 11/15/98-9/30/99,
with a value of $70,355,988 (Cost $68,900,000)     $68,900,000     $ 68,900,000
-------------------------------------------------------------------------------
Total Investments, at Value
(Cost $3,337,420,405)                                    102.6%   4,477,427,388
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                     (2.6)    (111,822,089)
                                                   -----------   --------------
Net Assets                                               100.0%  $4,365,605,299
                                                   ===========   ==============


                           19 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                             Market Value        Percent
-------------------------------------------------------------------------------
United States                                       $1,605,856,864         35.9%
-------------------------------------------------------------------------------
Great Britain                                          519,248,846         11.6
-------------------------------------------------------------------------------
France                                                 508,165,678         11.3
-------------------------------------------------------------------------------
Germany                                                308,088,628          6.9
-------------------------------------------------------------------------------
Japan                                                  288,028,228          6.4
-------------------------------------------------------------------------------
Switzerland                                            272,710,809          6.1
-------------------------------------------------------------------------------
Brazil                                                 128,327,035          2.9
-------------------------------------------------------------------------------
Italy                                                   81,524,541          1.8
-------------------------------------------------------------------------------
Mexico                                                  78,519,708          1.8
-------------------------------------------------------------------------------
Canada                                                  76,910,155          1.7
-------------------------------------------------------------------------------
Argentina                                               67,603,982          1.5
-------------------------------------------------------------------------------
Finland                                                 56,976,069          1.3
-------------------------------------------------------------------------------
Russia                                                  54,974,889          1.2
-------------------------------------------------------------------------------
India                                                   47,442,931          1.1
-------------------------------------------------------------------------------
The Netherlands                                         42,796,539          1.0
-------------------------------------------------------------------------------
Peru                                                    39,693,756          0.9
-------------------------------------------------------------------------------
Singapore                                               35,319,721          0.8
-------------------------------------------------------------------------------
Hong Kong                                               33,331,972          0.7
-------------------------------------------------------------------------------
South Africa                                            30,540,415          0.7
-------------------------------------------------------------------------------
Korea, Republic of (South)                              30,266,323          0.7
-------------------------------------------------------------------------------
Sweden                                                  29,842,903          0.7
-------------------------------------------------------------------------------
Portugal                                                28,791,367          0.6
-------------------------------------------------------------------------------
Indonesia                                               17,720,767          0.4
-------------------------------------------------------------------------------
Lebanon                                                 14,666,500          0.3
-------------------------------------------------------------------------------
Panama                                                  14,047,025          0.3
-------------------------------------------------------------------------------
China                                                   13,598,750          0.3
-------------------------------------------------------------------------------
Norway                                                  11,437,034          0.3
-------------------------------------------------------------------------------
Thailand                                                10,116,793          0.2
-------------------------------------------------------------------------------
Austria                                                  9,791,240          0.2
-------------------------------------------------------------------------------
Australia                                                9,780,528          0.2
-------------------------------------------------------------------------------
Malaysia                                                 6,141,630          0.1
-------------------------------------------------------------------------------
Egypt                                                    2,404,563          0.1
-------------------------------------------------------------------------------
Philippines                                              1,707,449          0.0
-------------------------------------------------------------------------------
Ireland                                                  1,053,750          0.0
                                                    --------------        -----
Total                                               $4,477,427,388        100.0%
                                                    ==============        =====


                           20 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Loaned security--See Note 8 of Notes to Financial Statements.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $114,925,381 or 2.63% of the Fund's net assets, at September 30, 1997.
3. Non-income producing security.
4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
5. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1997 amounts to $146,858,933. Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares           Gross       Gross           Shares            Dividend
                                     Sept. 30, 1996   Additions   Reductions      Sept. 30, 1997    Income
-------------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo
Argentino                                 1,800            --             --          1,800        $       --
-------------------------------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR(6)           681,000            --         36,000        645,000            53,909
-------------------------------------------------------------------------------------------------------------
LEM Holdings SA                          25,000            --             --         25,000           127,603
-------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A(6)        376,800            --        308,800         68,000                --
-------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B(6)        264,900            --        211,900         53,000                --
-------------------------------------------------------------------------------------------------------------
Wella AG, Preference                    120,000        43,000             --        163,000         1,188,001
                                                                                                   ----------
                                                                                                   $1,369,513
                                                                                                   ==========

6. Not an affiliate as of September 30, 1997.
7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
9. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.


                           21 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,228,199,561)                      $4,383,174,876
Affiliated companies (cost $109,220,844)                              94,252,512
--------------------------------------------------------------------------------
Collateral for securities loaned--Note 8                             461,889,258
--------------------------------------------------------------------------------
Unrealized appreciation on forward foreign
currency exchange contracts--Note 5                                       85,081
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      12,840,846
Interest and dividends                                                 8,764,906
Shares of beneficial interest sold                                     5,134,594
--------------------------------------------------------------------------------
Other                                                                    188,852
                                                                  --------------
Total assets                                                       4,966,330,925

================================================================================
Liabilities
Bank overdraft                                                         1,439,973
--------------------------------------------------------------------------------
Return of collateral for securities loaned--Note 8                   461,889,258
--------------------------------------------------------------------------------
Unrealized depreciation on forward foreign
currency exchange contracts--Note 5                                    3,527,078
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                126,424,510
Shares of beneficial interest redeemed                                 3,330,483
Distribution and service plan fees                                     2,071,638
Transfer and shareholder servicing agent fees                            471,885
Trustees' fees--Note 1                                                   333,759
Other                                                                  1,237,042
                                                                  --------------
Total liabilities                                                    600,725,626

================================================================================
Net Assets                                                        $4,365,605,299
                                                                  ==============

================================================================================
Composition of Net Assets
Paid-in capital                                                   $2,750,303,782
--------------------------------------------------------------------------------
Undistributed net investment income                                   56,492,098
--------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                    420,918,199
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies                                              1,137,891,220
                                                                  --------------
Net assets                                                        $4,365,605,299
                                                                  ==============


                           22 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $3,407,837,440 and 69,094,074 shares
of beneficial interest outstanding)                                      $49.32
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                 $52.33

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $897,380,435 and
18,620,624 shares of beneficial interest outstanding)                    $48.19

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $60,387,424 and
1,238,127 shares of beneficial interest outstanding)                     $48.77

See accompanying Notes to Financial Statements.


                           23 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding
taxes of $900,019)                                              $    49,935,008
Affiliated companies (net of foreign withholding
taxes of $403,368)                                                    1,369,513
--------------------------------------------------------------------------------
Interest                                                             14,447,934
                                                                ----------------
Total income                                                         65,752,455

================================================================================
Expenses
Management fees--Note 4                                              25,187,599
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               5,180,110
Class B                                                               6,905,955
Class C                                                                 352,398
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 5,068,366
--------------------------------------------------------------------------------
Custodian fees and expenses                                           1,815,158
--------------------------------------------------------------------------------
Shareholder reports                                                   1,426,841
--------------------------------------------------------------------------------
Registration and filing fees                                            155,998
--------------------------------------------------------------------------------
Legal and auditing fees                                                 103,848
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      84,198
--------------------------------------------------------------------------------
Insurance expenses                                                       27,830
--------------------------------------------------------------------------------
Other                                                                   137,218
                                                                ----------------
Total expenses                                                       46,445,519

================================================================================
Net Investment Income                                                19,306,936

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments:
  Unaffiliated companies                                            483,123,234
  Affiliated companies                                                6,466,682
Foreign currency transactions                                         4,952,949
                                                                ----------------
Net realized gain                                                   494,542,865
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                         629,595,794
Translation of assets and liabilities denominated in
foreign currencies                                                 (113,433,049)
                                                                ----------------
Net change                                                          516,162,745
                                                                ----------------
Net realized and unrealized gain                                  1,010,705,610

================================================================================
Net Increase in Net Assets Resulting from Operations            $ 1,030,012,546
                                                                ================

See accompanying Notes to Financial Statements.


                           24 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Year Ended September 30,
                                              1997              1996
===============================================================================
Operations
Net investment income                         $    19,306,936   $    13,518,039
-------------------------------------------------------------------------------
Net realized gain                                 494,542,865       125,983,836
-------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                      516,162,745       194,446,573
                                              ---------------   ---------------
Net increase in net assets resulting from
operations                                      1,030,012,546       333,948,448

===============================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                           (33,892,204)      (14,009,023)
Class B                                            (3,899,147)           (3,568)
Class C                                              (207,585)           (7,369)
-------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                           (88,232,113)     (120,623,278)
Class B                                           (20,402,731)      (20,905,412)
Class C                                              (788,673)         (131,770)

===============================================================================
Beneficial Interest Transactions Net
increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                           206,934,768       165,278,694
Class B                                           184,954,826       170,668,404
Class C                                            33,524,657        16,731,958

===============================================================================
Net Assets
Total increase                                  1,308,004,344       530,947,084
-------------------------------------------------------------   ---------------
Beginning of period                             3,057,600,955     2,526,653,871
                                              ---------------   ---------------
End of period (including undistributed
net investment income of $56,492,098
and $19,988,584, respectively)                $ 4,365,605,299   $ 3,057,600,955
                                              ===============   ===============

See accompanying Notes to Financial Statements.


                           25 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                  Class A
                                                  ----------------------------------------------------------------
                                                  Year Ended September 30,
                                                  1997           1996            1995         1994         1993
==================================================================================================================

Per Share Operating Data:
Net asset value, beginning of period               $39.00         $36.84         $37.69       $35.04       $30.03
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .32            .23            .31          .17          .26
Net realized and unrealized gain                    11.91           4.22           2.59         6.10         4.99
                                                   ------         ------         ------       ------       ------
Total income from investment operations             12.23           4.45           2.90         6.27         5.25

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.53)          (.24)            --         (.25)        (.12)
Distributions from net realized gain                (1.38)         (2.05)         (3.75)       (3.37)        (.12)
                                                   ------         ------         ------       ------       ------
Total dividends and distributions
to shareholders                                     (1.91)         (2.29)         (3.75)       (3.62)        (.24)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $49.32         $39.00         $36.84       $37.69       $35.04
                                                   ======         ======         ======       ======       ======

==================================================================================================================
Total Return, at Net Asset Value(3)                 32.85%         12.98%          9.26%       19.19%       17.67%

==================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)            $3,408         $2,499         $2,186       $1,921       $1,389
------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,869         $2,309         $1,979       $1,711       $1,213
------------------------------------------------------------------------------------------------------------------
Average amount of debt outstanding
throughout period (in thousands)                      N/A            N/A            N/A          N/A      $18,247
------------------------------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period (in thousands)                 N/A            N/A            N/A          N/A       39,853
------------------------------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period                    N/A            N/A            N/A          N/A        $0.46
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         0.74%          0.62%          0.90%        0.38%        0.84%
Expenses                                             1.13%          1.17%          1.20%        1.15%        1.18%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           65.9%         102.9%          84.4%        78.3%        86.9%
Average brokerage commission rate(7)              $0.0045        $0.0071             --           --           --

1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2. For the period from August 17, 1993 (inception of offering) to September 30, 1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.


                           26 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Class B                                                     Class C
                                              ------------------------------------------------------      --------------------------
                                              Year Ended September 30,                                    Year Ended September 30,
                                              1997       1996       1995      1994         1993(2)        1997          1996(1)
===================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $38.19     $36.16    $37.36    $34.99       $33.33          $38.73        $36.67
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.04)      (.05)      .06       .08          .03            (.08)          .09
Net realized and unrealized gain                11.68       4.13      2.49      5.83         1.63           11.86          4.13
                                               ------     ------    ------    ------       ------          ------        ------
Total income from investment operations         11.64       4.08      2.55      5.91         1.66           11.78          4.22

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.26)        --        --      (.18)          --            (.36)         (.11)
Distributions from net realized gain            (1.38)     (2.05)    (3.75)    (3.36)          --           (1.38)        (2.05)
                                               ------     ------    ------    ------       ------          ------        ------
Total dividends and distributions
to shareholders                                 (1.64)     (2.05)    (3.75)    (3.54)          --           (1.74)        (2.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $48.19     $38.19    $36.16    $37.36       $34.99          $48.77        $38.73
                                               ======     ======    ======    ======       ======          ======        ======

===================================================================================================================================
Total Return, at Net Asset Value(3)             31.77%     12.07%     8.34%    18.10%        3.64%          31.76%        12.34%

===================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)          $897       $541      $340      $187           $6             $60           $18
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                 $692       $438      $258       $88           $3             $35            $8
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of debt outstanding
throughout period (in thousands)                  N/A        N/A       N/A       N/A          N/A             N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period (in thousands)             N/A        N/A       N/A       N/A          N/A             N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period                N/A        N/A       N/A       N/A          N/A             N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    (0.23)%    (0.17)%    0.09%    (0.30)%       1.52%(4)       (0.86)%(5)     0.04%(4)
Expenses                                         1.94%      2.00%     2.03%     2.08%        2.40%(4)        1.94%         1.99%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       65.9%     102.9%     84.4%     78.3%        86.9%           65.9%        102.9%
Average brokerage commission rate(7)          $0.0045    $0.0071        --        --           --         $0.0045       $0.0071

5. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $2,356,217,301 and $2,254,813,598, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                           27 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund invests primarily in common stocks of U.S. and foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                           28 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $27,670,000, which expires between 1998 and 2004. The capital loss carryover was acquired in connection with the merger with Oppenheimer Global Emerging Growth Fund.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $4,440 was made for the Fund's projected benefit obligations and payments of $13,575 were made to retired trustees, resulting in an accumulated liability of $328,124 at September 30, 1997.


                           29 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $55,195,514, a decrease in accumulated net realized gain on investments of $59,905,058, and an increase in paid-in capital of $4,709,544.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                           30 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     Year Ended September 30, 1997     Year Ended September 30, 1996(1)
                                     -----------------------------     --------------------------------
                                     Shares           Amount           Shares          Amount
-------------------------------------------------------------------------------------------------------
Class A:
Sold                                  11,624,466     $ 495,244,280      13,445,573     $ 494,129,386
Dividends reinvested                   3,097,502       117,118,681       3,791,424       129,022,228
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9           3,204,584       145,520,176              --                --
Redeemed                             (12,907,303)     (550,948,369)    (12,511,334)     (457,872,920)
                                      ----------       -----------      ----------       -----------
Net increase                           5,019,249     $ 206,934,768       4,725,663     $ 165,278,694
                                      ==========     =============      ==========     =============
-------------------------------------------------------------------------------------------------------
Class B:
Sold                                   5,824,454     $ 244,964,288       6,760,563     $ 244,252,699
Dividends reinvested                     624,025        23,201,893         596,683        20,012,734
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9             312,088        13,881,679              --                --
Redeemed                              (2,312,418)      (97,093,034)     (2,599,758)      (93,597,029)
                                      ----------       -----------      ----------       -----------
Net increase                           4,448,149     $ 184,954,826       4,757,488     $ 170,668,404
                                      ==========     =============      ==========     =============

-------------------------------------------------------------------------------------------------------
Class C:
Sold                                   1,111,161     $  47,405,719         549,240     $  20,205,091
Dividends reinvested                      25,342           953,635           4,029           137,151
Issued in connection with the
acquisition of Oppenheimer Global
Emerging Growth Fund--Note 9              95,479         4,297,523              --                --
Redeemed                                (449,001)      (19,132,220)        (98,123)       (3,610,284)
                                      ----------       -----------      ----------       -----------
Net increase                             782,981     $  33,524,657         455,146     $  16,731,958
                                      ==========     =============      ==========     =============

1. For the year ended September 30, 1996 for Class A and Class B shares, and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

================================================================================
3. Unrealized Gains and Losses on Investments

At September 30, 1997, net unrealized appreciation on investments of $1,140,006,983 was composed of gross appreciation of $1,203,983,497, and gross depreciation of $63,976,514.


                           31 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% on the first $250 million of average annual net assets, 0.77% on the next $250 million, 0.75% on the next $500 million, 0.69% on the next $1 billion and 0.67% on average annual net assets in excess of $2 billion. The Manager had voluntarily reduced the management fee to which it is entitled under the Agreement to 0.65% on average annual net assets in excess of $3.5 billion. Effective February 27, 1997, a new investment advisory agreement provides for a fee of 0.65% on average annual net assets in excess of $3.5 billion that was previously agreed to by the voluntary undertaking.
      For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $5,685,337, of which $1,827,212 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $7,365,449 and $315,579, respectively, of which $609,555 and $9,233, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $1,011,172 and $17,175, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $344,298 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           32 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $90,584 and $1,705, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $5,658,916 and $244,833, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $19,399,031 for Class B and $539,948 for Class C.

================================================================================
5. Forward Contracts
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
      The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
      Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
      Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
      Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                           33 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Forward Contracts (continued)
At September 30, 1997, the Fund had outstanding forward contracts as follows:

                                                                        Contract      Valuation as of
                                                                        Amount        September 30,     Unrealized    Unrealized
                                                Expiration Date         (000s)        1997              Appreciation  Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------

British Pound Sterling (GBP)                     10/1/97-10/3/97         7,354 GBP   $ 11,878,149          $ --       $   55,388
British Pound Sterling (GBP)                             10/2/97         9,658 GBP     15,600,722        54,100               --
German Mark (DEM)                                        10/2/97        37,585 DEM     21,280,157            --          140,530
Italian Lira (ITL)                                       10/2/97    69,424,808 ITL     40,363,260            --          129,482
Italian Lira (ITL)                                       10/3/97    18,122,465 ITL     10,535,477         2,222               --
                                                                                                        -------       ----------
                                                                                                         56,322          325,400
                                                                                                        -------       ----------
Contracts to Sell
-----------------

Austrian Schilling (ATS)                                 10/6/97         4,059 ATS        326,530           518               --
French Franc (FRF)                                      12/24/97     1,114,160 FRF    194,530,564            --        3,199,461
Indonesian Rupiah (IDR)                          10/1/97-10/2/97     2,821,503 IDR        865,492        28,241               --
Swiss Franc (CHF)                                        10/1/97         1,257 CHF        865,661            --            2,217
                                                                                                        -------       ----------
                                                                                                         28,759        3,201,678
                                                                                                        -------       ----------
Total Unrealized Appreciation and Depreciation                                                          $85,081       $3,527,078
                                                                                                        =======       ==========

================================================================================
6. Illiquid and Restricted Securities
At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $16,485,894, which represents 0.38% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                           Cost         Valuation Per Unit
Security                               Acquisition Date    Per Unit     as of Sept. 30, 1997
--------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino   5/16/94             $7,383.33             $ 9,158.83


                           34 Oppenheimer Global Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
      The Fund had no borrowings outstanding during the year ended September 30, 1997.

================================================================================
8. Securities Loaned
The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives 60% of the annual net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1997, the Fund had on loan securities valued at $446,940,176. Cash of $421,551,595 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Nts. valued at $40,337,663 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

================================================================================
9. Acquisition of Oppenheimer Global Emerging Growth Fund
On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Global Emerging Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Global Emerging Growth Fund shareholders on June 17, 1997. The Fund issued 3,204,584, 312,088 and 95,479 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $145,520,176, $13,881,679, and $4,297,523, in exchange for the net assets, resulting in combined Class A net assets of $3,183,354,282, Class B net assets of $783,786,956 and Class C net assets of $46,691,471 on June 20, 1997. The net assets acquired included net unrealized appreciation of $36,954,700. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                           35 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
October 21, 1997


                           36 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $1.9109, $1.6444 and $1.7439 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 18, 1996, of which $1.3806 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended September 30, 1997 which are not designated as capital gain distributions should be multiplied by 5.93% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $1,463,654 of foreign income taxes paid by the Fund during the fiscal year ended September 30, 1997. A separate notice will be mailed to each shareholder in January of 1998, which will reflect the proportionate share of such foreign taxes (as well as the dividend paid by the Fund in December of 1997) which must be treated by shareholders as gross income for federal income tax purposes.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                           37 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Shareholder Meeting (Unaudited)
--------------------------------------------------------------------------------

================================================================================
On February 27, 1997, a special shareholder meeting was held at which the eleven Trustees identified below were elected, the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1997 was ratified (Proposal No. 1), the proposed change in the Investments Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 2), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No.
3), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 4) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                                          Broker
Nominee/Proposal           For                       Against          Withheld/Abstain    Non-Votes       Total
---------------------------------------------------------------------------------------------------------------------------------
Trustees
Leon Levy                  46,199,095.781            793,280.641                            768,462       46,992,376.422
Robert G. Galli            46,479,003.899            513,372.523                            768,462       46,992,376.422
Benjamin Lipstein          46,348,371.078            644,005.344                            768,462       46,992,376.422
Bridget A. Macaskill       46,472,809.433            519,566.989                            768,462       46,992,376.422
Elizabeth B. Moynihan      46,373,234.984            619,141.438                            768,462       46,992,376.422
Kenneth A. Randall         46,446,896.976            545,479.446                            768,462       46,992,376.422
Edward V. Regan            46,461,082.196            531,294.226                            768,462       46,992,376.422
Russell S. Reynolds, Jr.   46,257,087.547            717,288.875                            768,462       46,992,376.422
Donald W. Spiro            46,379,802.554            594,573.868                            768,462       46,992,376.422
Pauline Trigere            46,261,214.949            731,161.473                            768,462       46,992,376.422
Clayton K. Yeutter         46,272,647.720            719,728.702                            768,462       46,992,376.422
Proposal No. 1             43,693,690.505            363,644.207      1,637,136.268       1,821,129       45,694,490.980
Proposal No. 2             42,337,425.188            856,345.364      2,524,876.601       1,821,133       45,718,647.153
Proposal No. 3              6,925,315.483            224,313.953        458,519.620       2,748,378        7,608,149.056
Proposal No. 4                309,131.462              8,356.534         29,191.918         142,589          346,679.914


                           38 Oppenheimer Global Fund

--------------------------------------------------------------------------------
Oppenheimer Global Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board
                              of Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Pauline Trigere, Trustee
                           Clayton K. Yeutter, Trustee
                           William L. Wilby, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors       KPMG Peat Marwick LLP

================================================================================
Legal Counsel              Gordon Altman Butowsky Weitzen Shalov & Wein

                           This is a copy of a report to shareholders of Oppenheimer Global Fund.
                           This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the OFDI or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                           39 Oppenheimer Global Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


Internet
24-hr access to account information

--------------------------
 www.oppenheimerfunds.com
--------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
1-800-525-7048
--------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
 1-800-852-8457
--------------------------

PhoneLink
24-hr automated information
and automated transactions

--------------------------
 1-800-533-3310
--------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------
 1-800-843-4461
--------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

--------------------------
 1-800-835-3104
--------------------------


[LOGO] OppenheimerFunds(SM)
       Distributor, Inc.

RA0330.001.0997  November 28, 1997